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                                PROMISSORY NOTE


                                                                    Loan No. 01-901-27383-01-00005
                                                                    Note No.      0001

                            Borrower(s):

                                                       AIR RESPONSE, INC.
                                                       ---------------------------------------------
                                                       NAME(S) (If partnership or co-ownership, name
                                                       all partners or co-owners.)

                                                       55 E. MAIN STREET
                                                       ---------------------------------------------
                                                       Address

September 20, 1996    Wichita, Kansas                  NELLISTON                NY           13410
----------------------                                 ---------------------------------------------
                                                       City                   State         Zip Code


1. Definitions. In this Promissory Note, the words "I," "me," and "mine" mean all who sign this Promissory Note as Borrower(s). The words "you" and "your(s)" mean Cessna Finance Corporation, 5800 E. Pawnee Road, P.O. Box 308, Wichita, Kansas 67201-0308, and any party to whom Cessna Finance Corporation assigns this Promissory Note. The words "we," "us" and "our(s)" mean both the Borrower(s) and Lender. Borrower(s) is/are a Corporation.

2. Security for Payment of Promissory Note. This Promissory Note evidences an advance of credit made to me as of the date appearing above. By signing this Promissory Note, I acknowledge my receipt and acceptance of the advance of credit in the AMOUNT FINANCED set out below. I agree that my obligations under this Promissory Note will be secured by the Security Agreement between us dated September 20, 1996, as the same may be amended, extended, supplemented, modified or replaced from time to time (the "Security Agreement"), which grants you a security interest in the Aircraft described below and further defined in the Security Agreement, including, without limitation, the following aircraft:

Year      Manufacturer           Model          FAA Reg No.        Serial No.
1972       MITSUBISHI          MU-2B-35           N3330K               551

3. Loan Breakdown. The following is a breakdown of my credit terms under this Promissory Note:


     a. AMOUNT FINANCED (the amount of credit provided to me or on
        my behalf-includes an origination fee in the amount of $400.00):                $253,850.00
                                                                                        -----------
    *b. FINANCE CHARGE (the dollar amount the credit will cost me):                     $ 94,659.28
                                                                                        -----------
    *c. ANNUAL PERCENTAGE RATE (the cost of my credit expressed as a yearly rate):

        (1) a     Variable     rate of Prime Rate plus** 1.25%
             (fixed or variable)

             (initial ANNUAL PERCENTAGE RATE= 9.50%),

             through and until paid in full, followed by

        (2) a N/A rate of N/A plus** N/A % thereafter until paid in full.
             (fixed or variable)

    *d. TOTAL OF  PAYMENTS  (the  amount I will have paid after I have made all
        payments as scheduled):                                                         $348,509.28
                                                                                        ___________


      *Estimate: see Paragraph 6, "Late Payments and Prepayments," and Paragraph
       7, "Changes in Rate and Payments."

     **The additional interest factor added after the word "plus" for variable rate applications is hereafter referred to as the "Additional Rate."

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4. Promise to Pay. I promise to pay to you or to your order the AMOUNT FINANCED, together with the FINANCE CHARGE computed on the principal balance of the AMOUNT FINANCED remaining unpaid from time to time at the applicable ANNUAL PERCENTAGE RATE, as defined above, until the AMOUNT FINANCED and any applicable FINANCE CHARGE are paid in full. I will make my payments according to the Payment Schedule described below, subject to any revisions that may be adopted pursuant to this Promissory Note. I understand and agree that you will apply any payments that you receive from me: first, to the repayment of all sums that I may owe you in connection with any future advances that you make pursuant to Paragraph 11 of the Security Agreement; second, (at your sole discretion and in such order as you may select) to any other indebtedness (both present and future) secured by the Security Agreement; third, to any prepayment premium, if applicable, in an amount determined by reference to the schedule set out in Paragraph 6; fourth, to any unpaid FINANCE CHARGE that I may owe as of the date you receive any payment; and fifth, to the unpaid principal balance of the AMOUNT FINANCED pursuant to this Promissory Note.

5. Payment Schedule. Subject to any applicable adjustments described in Paragraphs 6 and 7, I agree to pay you the AMOUNT FINANCED, together with applicable FINANCE CHARGE pursuant to the following Payment Schedule:



84  payments of $4148.92 (beginning October 20, 1996,  with a payment in the same amount on the same day of each month thereafter), succeeded by

N/A payments of $  N/A   (beginning       N/A,         with a payment in the same amount on the same
                                                         day of each month thereafter), and
                                                                                            N/A.

6. Late Payments and Prepayments. I understand and agree that the FINANCE CHARGE will be calculated on a daily basis using actual days elapsed. If I make any payment after its due date, the FINANCE CHARGE and TOTAL OF PAYMENTS will increase. If I make any payment before its due date, the FINANCE CHARGE and the TOTAL OF PAYMENTS will decrease. I agree that the aggregate change in the FINANCE CHARGE and the aggregate change in the TOTAL OF PAYMENTS resulting from payments made before or after their due dates will be reflected and paid by me in the final payment, if I have not paid such sums before that date. You agree that so long as I am not in default on any of my obligations under this Promissory Note, the Security Agreement or any other contract or agreement between us (both present and future), in consideration of my payment of the prepayment premiums as set forth below in this paragraph, you hereby grant me the privilege at any time to pay in advance all or any part of the unpaid principal balance of the AMOUNT FINANCED, but I agree that any such advance payment must be made and applied as specified in Paragraph 4. The prepayment premium shall be an amount equal to a percentage of the then unpaid principal balance of the AMOUNT FINANCED, as follows: 0.00% during the first year of this Promissory Note; 0.00% during the second year of this Promissory Note; 0.00% during the third year of this Promissory Note; 0.00% during the fourth year of this Promissory Note; 0.00% thereafter.

NOTICE TO BORROWER(S):
1. SEE THE BACK OF THIS PAGE FOR ADDITIONAL TERMS AND CONDITIONS.
2. DO NOT SIGN THIS PROMISSORY NOTE BEFORE READING IT OR IF IT CONTAINS ANY BLANK SPACE.
3. BORROWER IS ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS PROMISSORY NOTE.

I HAVE READ THIS ENTIRE PROMISSORY NOTE AND HAVE RECEIVED A COPY OF IT.



AIR RESPONSE, INC.
--------------------------------------------
BORROWER(S) (If partnership or co-ownership,
name all partners or co-owners.)


By:       /s/ Louis R. Capece--President                  By:
   ---------------------------------------------------         ------------------------------------------
     (If Corporation, show title of officer    (Title)         (Signature)                        (Title)
     signing. If partnership or co-ownership,
     all partners or co-owners must sign.)


By:                                                         By:
   ---------------------------------------------------         ------------------------------------------
   (Signature)                                 (Title)         (Signature)                        (Title)



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